UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date  of  report  (Date  of earliest event reported):     February 22, 2011

                           ORBIT INTERNATIONAL CORP.
                           -------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


                           0-3936          11-1826363
                           ------          ----------
      (Commission File Number)          (IRS Employer Identification No.)

                   80 Cabot Court, Hauppauge, New York 11788
                   -----------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (631) 435-8300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously
   satisfy the filing obligation of the registrant under any of the following provisions
                     (see General Instruction A.2. below):

__   Written  communications  pursuant  to Rule 425 under the Securities Act (17
CFR  230.425)

__   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

__   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange  Act  (17  CFR  240.14d-2(b))

__   Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange  Act  (17  CFR  240.13e-4(c))

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     As previously reported on Orbit International Corp.'s (the "Company") Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 and filed on March 30, 2001, on February 26, 2001, the Company entered into a twelve year Net Lease (the "Lease") with 80 Cabot Realty LLC (the "Landlord") for the premises located at 80 Cabot Court, Hauppauge, New York 11788.

On February 22, 2011, the Company and the Landlord entered into a First Amendment to Lease, dated as of January 1, 2011 (the "Amendment"), pursuant to which the term of the Lease was extended until December 31, 2019. The option to extend the Lease in 2013 through 2025 was deleted in its entirety. The Amendment provides for an annual rent payment of $390,000 commencing January 1, 2011 with nine (9%) percent increases every three years until the end of the term.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (d) Exhibits.
         --------

10.1     First  Amendment  to  Lease  dated  as  of  January  1,  2011.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     ORBIT INTERNATIONAL CORP.


Date:  February 24, 2011     By: /s/ Mitchell Binder
                                 -------------------
                                 Mitchell Binder, Chief Executive Officer